EOSTRE SDN BHD

全新的系统
全新的运营方式

Upgraded System
Upgraded Operation

EOSTRE SDN BHD

Forward-Looking Statement

Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact (including, but not limited to, statements to the effect that Toga Limited, Eostre or its management (the “Company”) "anticipates," "plans," "estimates," "expects," or "believes," or the negative of these terms and other similar expressions) should be considered forward-looking statements, including, without limitation, statements regarding the Company's guidance, outlook, growth, opportunities and long-term strategy. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this release. These risks and uncertainties include, without limitation, risks associated with the impact of the COVID-19 pandemic; the Company's ability to execute on its long-term strategy; the Company's ability to successfully compete in its intensely competitive industry; the Company's ability to manage its growth; the Company's ability to maintain or improve its operating margins; the Company's ability to identify and react to trends in consumer preferences; product supply disruptions; general economic conditions; accounting standard changes; and other factors as set forth from time to time in the Company's Securities and Exchange Commission filings, including, without limitation, the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company intends these forward-looking statements to speak only as of the time of this Presentation and does not undertake to update or revise them as more information becomes available, except as required by law.

E BOOSTER APP

王牌产品 + 亚洲唯一

- 10个免费的功能
- 40个付费的功能
- 符合FDA认证的条件
- 颠覆传统的保健品【电子保健】

Ace products + Only in Asia

- 10 free features
- 40 paid features
- Meet the requirements of FDA certification
- Unprecedented healthcare products [Electronic Healthcare]


E BOOSTER

STATISTA


全球健康领域经济:
2017 年总数 $4万2000亿
传统医学与
附加医学
$3千600亿
健康不动产
$1千340亿
健康旅游业
$6千390亿
个人护理，美
容与抗衰老
$1万830亿
预防性和个性化
药物及公共健康
$5千750亿
工作场所健康
$480亿
天然热泉
$560亿
健康饮食，营养
与减脂
$7千20亿
健身与身心
$5千950亿
Spa经济
$1千190亿

注:由于分段重叠，数字不会相加。深色气泡是GWI进行深入的国家级初级研究的领域，浅色的气泡仅从二级来源汇总全球估计数的部门。
来源:全球健康研究所，乔巴尔健康经济监测，2018年10月。

GLOBAL WELLNESS INSTITUTE


E BOOSTER

STATISTA

全球顶级医疗保健公司

以下是全球排名前十的医疗保健公司，根据12个月的发展状况。(TTM) 截至3月24日的销售收入。

	利润(TTM)	净收入(TTM)	市值
1. CVS Health Corp.(CVS)	$2千573亿	$66亿	$692亿
2. UnitedHealth Group Inc. (UNH)	$2千403亿	$138亿	$1千848亿
3. McKesson Corp. (MCK)	$2千249亿	负 -$9.17亿	$187亿
4. AmerisourceBergen Corp. (ABC)	$1千821亿	$6亿4940万	$152亿
5. Cigna Corp. (CI)	$1千537亿	$51亿	$484亿
6. Cardinal Health Inc. (CAH)	$1千497亿	负 -$42亿	$120亿
7. Walgreens Boots Alliance Inc. (WBA)	$1千374亿	$37亿	$386亿
8. Anthem Inc. (ANTM)	$1千42亿	$48亿	$441亿
9. Johnson & Johnson (JNJ)	$821亿	$151亿	$2千930亿
10. Centene Corp. (CNC)	$746亿	$13亿	$267亿


E BOOSTER

E BOOSTER APP

- 传统保健品的局限
  - 每月昂贵的消费（在美国行得通，在东南亚不靠谱）
- 一次性消费，可用一辈子
- 公司承诺加强科学报告，临床报告
- 不需要顾虑货源供应及物流问题

- Limitations of traditional healthcare product
  - High Monthly consumption（Working in America but not in Southeast Asia ）
- One-off payment, for lifetime
- The company will strengthen scientific reports and clinical reports
- Do not need to worry about supply and logistics issues


E BOOSTER

E BOOSTER APP

- 如何换取产品。举例：

1. 当代理在EOSTRE系统添加或激活10000美金配套，系统便会显示拥有10000产品积分。
2. EOSTRE系统里的10000积分可转到E BOOSTER APP。

- How to redeem products. E.g.

1. When an agent top up or activates a 10,000 USD package in the EOSTRE system, the system will display 10,000 Product Points.
2. 10,000 points in the EOSTRE system able to transfer to the E BOOSTER APP.


E BOOSTER

E BOOSTER APP

3. **E BOOSTER APP 里面有的10000积分，以1000积分兑换《电子排毒》功能，那我就可以开通此功能并进行运用。E BOOSTER APP 钱包里剩余的9000产品积分也可兑换线下产品。**
4. **代理们对的产品积分能从EOSTRE系统转到非代理的E BOOSTER APP里进行兑换产品 (七月开始)**

3. **If I have 10,000 points in the EOSTRE APP, the points can redeem the "Electronic Detox" function at 1,000 points, then I can activate this function and use it. The remaining 9000 Product Points in the EOSTRE APP's wallet can also redeem for offline products.**
4. **Agents can transfer their product points to non-agent's E BOOSTER APP to redeem products (Start from July)**


E BOOSTER

E BOOSTER APP

5. 代理们能使用产品积分兑换EOSTRE线上培训课程
6. 代理需要在365天内完成兑换

5. Agents may use product points to redeem EOSTRE Online Training Course
6. The redemption must perform within 365 days.


E BOOSTER



E BOOSTER APP

- **链接推广**：把链接分享出去，大众市场透过链接下载及透过
- **Promote: Share the referral link, available for download through the link**

苹果商城
Apple App Store

安卓商城
Google Play Store

购买其它付费功能，代理们便可获取永续的收入。

By purchasing any paid features, agents can obtain sustainable income.



E BOOSTER APP

- ✓ 例子：100美金x 90%pv x 70%（苹果及安卓平台手续费）x 50% = 31.50美金
- ✓ 在EBC足够的情况下，奖金将会由拥有足够EBC的上级推荐人赚取（这可促使代理们会时时确保账上的EBC足够）
- ✓ 大众用户不能从分享链接及其他用户的消费赚取奖金。而奖金将会回流到代理账上
- ✓ Eg. 100 USD x 90% pv x 70% (Apple and Android platform handling fee) x 50% = 31.50 USD
- ✓ In the case of insufficient EBC, the bonus will flush up to upline who has EBC (It will make sure agent have sufficient EBC on their account)
- ✓ Public users cannot earn bonus from referral links or other user's consumption. The bonus will be flush to the agent account.

E BOOSTER APP

- 中国安卓用户将暂时使用链接下载E BOOSTER APP。公司会尽快透过百度手机助手，应用宝，华为应用，OPPO商店，360手机助手等让用户们进行下载
- Baidu Store, YYB, Huawei Store, Oppo Store and 360

百度手机助手 腾讯应用宝 安卓应用商店 HUAWEI 360手机助手

- 把生意扩展到全球
- Expanding the Business Globally



E BOOSTER APP




抖音



- 配合**E BOOSTER APP**的推出，公司会在马来西亚，印尼，菲律宾的《脸书》进行宣传及广告。
- 中国的著名社交媒体平台也会有一连串的推广及宣传活动。
- 代理们必须比公司的脚步更快，抢占更多的市场

- In conjunction with the launch of EOSTRE APP, the company will promote and advertise on Facebook of Malaysia, Indonesia, and the Philippines.
- The variety of promotional activities available on China Tik Tok APP.
- Agents must move faster than company to seize more markets

EOSTRE 全新系统

更简易，更安全的支付方式 Safe & Easy Payment Method

- 可使用3个方法激活 / 购买配套
- 3 methods to activate / purchase packages



MY member
EBP / CREDIT
TOKEN

方法1：
使用奖金EBP激活配套 - 选择以EBP激活就会以相对配套数额激活配套。比如E100，E300，E1000，E3000，E10000

方法2：
选择CREDIT信用卡支付方式，系统便会链接到第三方平台

EOSTRE 全新系统


UPay
Debit/Credit Card

方法2：

选择CREDIT信用卡支付方式，系统便会链接到第三方平台

填写好个人及信用卡资料，收取验证码及点击 “支付”

Method 2

Choose to pay with CREDIT card, the system will link to a third-party platform

Fill in the personal credit card information, you will receive the verification code. Click button "Pay" to complete the package activation

EOSTRE 全新系统


All Token
Owner
PIN Code
MY
member
TP Purchase package Token
100 Package
10
300 Package
1000 Package
3000 Package
10000 Package
TOTAL
1000

方法3：

使用EBP购买指定配套激活码

- ✓ 只限购买**指定配套**。
  比如100，300，1000 等
- ✓ 这10个激活码只限定于**激活100配套**。不能使用这10个激活码激活一个1000配套。
- ✓ 激活码必须在购买后的**15天内**完成使用
- ✓ 方便领导向市场做**对冲**

Method 3

Use EBP to purchase activation codes of packages

- ✓ Limited to purchase **designated packages**.
  Such as 100, 300, 1000, etc.
- ✓ These 10 activation codes are limited to activate **100 packages**. Not available to activate a 1000 package.
- ✓ Activation code must be used within **15 days** after purchase
- ✓ Easy for leaders to use their commission to **registration** for their member

EOSTRE 全新系统

- 使用以上任何1种激活方式，公司都会提供收据 。

- Receipts will be provided when you use any method as mentioned above.


EOSTRE

Receipt



EOSTRE 全新系统

- 所有代理必须使用Yippi App
- Yippi用户和Yipps是公司财产
- 2021年1月1日公司将注销超过一年没使用Yippi账户的Yipps

- All agents must use Yippi App
- Yippi user and Yipps is company’ s asset
- On January 1, 2021, company will zerolise and forfeit the yipps from the Yippi accounts which are not active for a year


210.95
149.16
23.26
1.41%

YIPPI

EOSTRE 全新系统

- 系统化能让公司更有效的服务市场
- 得奖者需要会检查业绩才能提升销售量
- 代理们需要协助公司节约资源才能壮大公司资产

- Systematic make company service market better
- Reward awarder must know how to check their sales to improve their performance
- Agents must help company save resources to enlarge company asset



210.95
149.16
23.26
1.41%

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